Exhibit 10(r)

           FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Amendment ("Amendment") is made as of the ______ day of October, 1999, (the "Agreement Date") by and between DMI FURNITURE, INC., a Delaware corporation (the "Company") and BANK ONE, INDIANA, N.A. (the "Bank").

         WHEREAS, the Company and the Bank entered into Amended and Restated Credit Agreement dated October 3, 1997, as amended (collectively, the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below:

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Capitalized terms not defined herein shall have the meaning ascribed in the Agreement.

         5. The following new definition is added to Section 1.01 of the Agreement to read as follows:

                  "FOURTH AMENDMENT" means the Fourth Amendment to Amended and Restated Credit Agreement, dated as of the Agreement Date, executed by the Company, Guarantor and the Bank.

         6.       The tables referred under the following definitions under
                  Section 1.01 of the Agreement are hereby amended and restated in their entireties to read as follows:

                          "Applicable Credit Enhancement Letter of Credit Commission Rate"
                          ----------------------------------------------------------------

                           Ratio of Total                               Applicable Credit
                           Funded Debt                                  Enhancement Letter of Credit
                           to EBITDA                                    Commission Rate
                           ---------                                    ---------------

                           greater than =5.50 and above                  2.00%
                           greater than =3.50 and less than 5.50         1.50%
                           greater than =2.50 and less than 3.50         1.25%
                           greater than =2.00 and less than 2.50         1.00%

                          "Applicable Documentary Letter of Credit Commission Rate"
                          ---------------------------------------------------------

                           Ratio of Total                              Applicable Documentary
                           Funded Debt                                 Letter of Credit
                           to EBITDA                                   Commission Rate
                           ---------                                   ---------------

                           greater than =4.00 and above                  0.50%
                           greater than =2.00 and less than 4.00         0.375%



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                                                                        Page 55


                           "Applicable Spread I"
                           ---------------------
                                                                         If determining             If determining
                           Ratio of Total                                a LIBOR-based              a Prime-based
                           Funded Debt                                   Rate on the                Rate on the
                           to EBITDA                                     Revolving Loan             Revolving Loan
                           ---------                                     --------------             --------------

                           greater than =5.50 and above                       3.00%                      0.25%
                           greater than =4.50 and less than 5.50              2.75%                      0.25%
                           greater than =4.00 and less than 4.50              2.50%                      0.25%
                           greater than =3.50 and less than 4.00              2.25%                      0%
                           greater than =3.00 and less than 3.50              2.00%                      0%
                           greater than =2.50 and less than 3.00              1.75%                      0%
                           greater than =2.00 and less than 2.50              1.50%                      0%




                           "Applicable Spread II"
                           ----------------------

                                                                          If determining             If determining
                           Ratio of Total                                 a LIBOR-based              a Prime-based
                           Funded Debt                                    Rate on the                Rate on the
                           to EBITDA                                      Term Loan                  Term Loan
                           ---------                                      ---------                  ---------

                           greater than =5.50 and above                       3.00%                      0.25%
                           greater than =4.50 and less than 5.50              2.75%                      0.25%
                           greater than =4.00 and less than 4.50              2.50%                      0.25%
                           greater than =3.50 and less than 4.00              2.25%                      0%
                           greater than =3.00 and less than 3.50              2.00%                      0%
                           greater than =2.50 and less than 3.00              1.75%                      0%
                           greater than =2.00 and less than 2.50              1.50%                      0%

                           "Applicable Unused Commitment Fee Percentage"
                           ---------------------------------------------

                           Ratio of Total                                  Applicable
                           Funded Debt                                     Unused Commitment
                           to EBITDA                                       Percentage Fee
                           ---------                                       --------------

                           greater than =4.00 and above                       0.50%
                           greater than =3.00 and less than 4.00              0.375%
                           greater than =2.00 and less than 3.00              0.25%

7. A new subsection entitled Total Liabilities to Tangible Net Worth is added to Section 6.01 entitled Affirmative Covenants of the Company to read as follows:

                  (4) TOTAL LIABILITIES TO TANGIBLE NET WORTH RATIO. As of the close of each fiscal quarter of the Company ending after August 31, 1999, the Company, shall have a Total Liabilities to Tangible Net Worth ratio of not greater than 3.00 to 1.00.

8. Section 6.01(g)(2) and (3) of the Agreement are hereby amended and restated in their entireties to read as follows:




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                                                                        Page 56

                  (2) FIXED CHARGE COVERAGE RATIO. As of the close of each fiscal quarter of the company ending after August 31, 1999 and prior to May 30, 2000, the Company for the period of the four consecutive fiscal quarters which end on each such close, shall have a Fixed Charge Coverage Ratio of not less than 1.05 to 1.00. As of the close of each fiscal quarter of the Company ending on or after May 31, 2000, the Company, for the period of the four consecutive fiscal quarters which end on each such close, shall have a Fixed Charge Coverage Ratio of not less than
                           1.20 to 1.00.

                  (3) RATIO OF TOTAL FUNDED DEBT TO EBITDA. As of the close of each fiscal quarter of the Company ending after the Fourth Amendment Agreement Date, the Company, for the period of the four consecutive fiscal quarters shall have a Ratio of Total Funded Debt to EBITDA of not greater than (i) 6.5 to 1.00 at the close of each fiscal quarter ending at any time from Fourth Amendment Agreement Date to November 28, 1999; (ii) 5.50 to 1.00 at the close of each fiscal quarter ending at any time from November 29, 1999 to February 29, 2000, (iii) 4.50 to 1.00 at
                           the close of each fiscal quarter ending at any time from March 1, 2000, to August 31, 2000, (iv) 4.00 to
                           1.00 at the close of each fiscal quarter ending at any time from September 1, 2000 to August 31, 2001, and (v) 3.25 to 1.00 at the close of each fiscal quarter ending at any time from September 1, 2001 to August 31, 2002, and (vi) 3.00 to 1.00 at the close of each fiscal quarter ending at any time from and after September 1, 2002.


6. The Company represents and warrants that (a) the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, act or event which could constitute an Event of Default under the Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an Event of Default under the Agreement.

7. The Company agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this Amendment, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this Amendment.


8. This Amendment shall become effective only after it is fully executed by the Company and the Bank and the Bank shall have received from the Company the following documents:

         (c)      Fourth Amendment to Amended and Restated Credit Agreement

Except as amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

9. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Agreement or release any owner of collateral securing the Agreement. The validity, priority and enforceability of the Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. Company acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owed by Company to Bank and Company waives and releases all claims which it may have against Bank arising under the Agreement on or prior to the date of this Amendment.






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                                                                        Page 57

10. The Company acknowledges and agrees that this Amendment is limited to the terms outlined above, and shall not be construed as an amendment of any other terms or provisions of the Agreement; The Company hereby specifically ratifies and affirms the terms and provisions of the Agreement. Company releases Bank from any and all claims which may have arisen, known or unknown, in connection with the Agreement on or prior to the date hereof. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future amendments, should any be requested.

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.

BANK ONE, INDIANA, N.A.                          DMI FURNITURE, INC.



By: _______________________________              By: _________________________
    Peter S. Little, Vice President                  Joseph G. Hill, VP/CFO


             ACKNOWLEDGMENT AND AGREEMENT BY GUARANTOR AND/OR OWNER
                   OF COLLATERAL SECURING THE PROMISSORY NOTE

The undersigned (i) consent to the modification of the Agreement and all other matters in the foregoing Amendment and, if a guarantor (ii) reaffirm the Guaranty Agreement, dated June 9, 1994, and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"),
(iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to the Agreement are modified to refer to that document as modified by the Amendment, and (v) agree to be bound by the release of Bank set forth in the Amendment.


DMI MANAGEMENT, INC.



By: ____________________________
    Joseph G. Hill, CFO














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